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                                        April 29, 1998




Acacia National Life Insurance Company
Acacia National Variable Life Insurance Separate Account I
7315 Wisconsin Avenue
Bethesda, Maryland 20814



         RE:      ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I POST-EFFECTIVE AMENDMENT NO. 4 TO REGISTRATION STATEMENT ON FORM S-6 (FILE NOS. 811-8998 AND 33-90208)


Ladies and Gentlemen:


         We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus of Acacia National Variable Life Insurance Separate Account I, a separate account of Acacia National Life Insurance Company, contained in Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File Nos. 811-8998 and 33-90208) filed by Acacia National Life Insurance Company and Acacia National Variable Life Insurance Separate Account I with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.



                                        Very truly yours,


                                        /s/ Jorden Burt Boros Cicchetti
                                        Berenson & Johnson LLP
                                        Jorden Burt Boros Cicchetti Berenson
                                        & Johnson LLP